Exhibit 10.3

AMENDMENT 2009-3

to the

NORDSTROM 401(k) PLAN & PROFIT SHARING

(2008 Restatement)

The Nordstrom 401(k) Plan & Profit Sharing (the “Plan”) is hereby amended pursuant to Plan Section 13.1-3 to establish a Plan-based limitations period for initiating legal actions related to claim denials.

1. Article XVI Claims and Review Procedure is amended by adding a new Section 16.7 Time for Initiating Legal Action, as follows:

“16.7 Time for Initiating Legal Action. Any legal action related to a claim for Plan benefits must be initiated within two (2) years after the Review Committee has issued its final decision on review.”

IN WITNESS WHEREOF, pursuant to proper authority, this Amendment 2009-3 has been executed on behalf of the Company by its Executive Vice President, Corporate Human Resources & Diversity Affairs, this     24     day of     November    , 2009.

NORDSTROM, INC.

By:	/s/ Delena M. Sunday

Title:	Executive Vice President, Corporate Human Resources & Diversity Affairs

NORDSTROM 401(k) PLAN & PROFIT SHARING

AMENDMENT 2009-3